UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square, P.O. Box 3599 Battle Creek, Michigan	49016-3599
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (269) 401-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on July 10, 2025, WK Kellogg Co, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ferrero International S.A., a Luxembourg public limited company (“Parent”), and Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent (the “Merger”).

Under the terms of the Merger Agreement, the completion of the Merger is conditioned on certain conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock at a meeting of Company shareowners (currently scheduled to be held on September 19, 2025), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”), and (iii) other customary closing conditions for a transaction of this type.

On September 4, 2025, the U.S. Federal Trade Commission granted early termination of the waiting period under the HSR Act with respect to the Merger, and as of September 11, 2025, all other regulatory approvals and clearances required to complete the Merger had been obtained.

Subject to approval by WK Kellogg Co shareowners and the satisfaction or waiver of the remaining closing conditions under the Merger Agreement, the Merger is currently expected to close by the end of September 2025; however, the exact timing of the completion of the Merger cannot be predicted with any certainty.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the Merger, shareowner approvals, the expected timetable for completing the Merger, and any other statements regarding the Company’s future expectations, beliefs, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2025 and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K (including amendments to the foregoing) and other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Report, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This Report is being made in respect to the proposed transaction involving the Company and Parent. The Company has filed a definitive proxy statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the special meeting of the Company’s shareowners (the “Definitive Proxy Statement”).

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Definitive Proxy Statement. The Company’s shareowners may obtain free copies of the Definitive Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

No Offer or Solicitation

This Report is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company, Parent, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “The Merger—Interests of WK Kellogg’s Directors and Executive Officers in the Merger” and “Certain Beneficial Owners of Common Stock—Officer and Director Stock Ownership” in the Definitive Proxy Statement filed with the SEC on August 19, 2025; under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio” and “Pay vs. Performance” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025;

under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Reports on Form 8-K filed with the SEC on May 6, 2025, July 10, 2025, July 31, 2025, August 7, 2025 and September 9, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Parent’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger may be set forth in other relevant materials the Company or Parent may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO
Date: September 12, 2025

	By:	/s/ David McKinstray
Name: David McKinstray
Title: Chief Financial Officer